EXHIBIT (q)(17)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Government Obligations Portfolio and Strategic Income Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

          Signature                         Title                       Date
          ---------                         -----                       ----

/s/ Mark S. Venezia              President, Principal Executive     July 1, 2003
-----------------------------              Officer
Mark S. Venezia


/s/ Barbara E. Campbell           Treasurer and Principal           July 1, 2003
-----------------------------     Financial and Accounting
Barbara E. Campbell                        Officer


/s/ Jessica M. Bibliowicz                 Trustee                   July 1, 2003
-----------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                       Trustee                   July 1, 2003
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                  Trustee                   July 1, 2003
-----------------------------
Samuel L. Hayes, III


/s/ William H. Park                       Trustee                   July 1, 2003
-----------------------------
William H. Park


/s/ Ronald A. Pearlman                    Trustee                   July 1, 2003
-----------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                      Trustee                   July 1, 2003
-----------------------------
Norton H. Reamer


/s/ Lynn A. Stout                         Trustee                   July 1, 2003
-----------------------------
Lynn A. Stout